UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2017 (November 15, 2017)

CITRIX SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27084	75-2275152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 West Cypress Creek Road Fort Lauderdale, Florida		33309
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 267-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 15, 2017, Citrix Systems, Inc. (the “Company”) closed its issuance and sale of $750,000,000 aggregate principal amount of its 4.500% Senior Notes due 2027 (the “Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated November 13, 2017 among the Company and Goldman Sachs & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein. The Notes were issued and sold under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-221309) and a related prospectus supplement and prospectus filed with the Securities and Exchange Commission and pursuant to an Indenture dated as of November 15, 2017 (the “Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of November 15, 2017 (the “Supplemental Indenture”), each between the Company and Wilmington Trust, National Association, as trustee. The Underwriting Agreement was filed as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed on November 14, 2017.

The Notes are redeemable at the option of the Company, at any time in whole or from time to time in part, at the applicable redemption prices specified in the form of Note included in Exhibit 4.3 hereto (the “Form of Note”).

In addition, if a Change of Control Repurchase Event (as defined in the Form of Note) occurs with respect to the Notes, the Company will be required, subject to certain exceptions, to offer to repurchase all or any part of the Notes at a repurchase price equal to 101% of the aggregate principal amount of the Notes to be repurchased plus accrued and unpaid interest on such Notes to, but excluding, the repurchase date.

The foregoing description of the terms of the Notes is not complete and is subject to, and qualified in its entirety by reference to, the complete terms and conditions of the Indenture, the Supplemental Indenture, and the Form of Note, which are filed as Exhibits 4.1 through 4.3 hereto, respectively, and are incorporated by reference herein. In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

4.1	Indenture dated as of November 15, 2017 between the Company and Wilmington Trust, National Association, as trustee.

4.2	Supplemental Indenture dated as of November 15, 2017 between the Company and Wilmington Trust, National Association, as trustee.

4.3	Form of 4.500% Senior Note due 2027 (included in Exhibit 4.2).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITRIX SYSTEMS, INC.

Dated: November 15, 2017	By:	/s/ Antonio G. Gomes
Name: Antonio G. Gomes
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

4.1	Indenture dated as of November 15, 2017 between the Company and Wilmington Trust, National Association, as trustee.

4.2	Supplemental Indenture dated as of November 15, 2017 between the Company and Wilmington Trust, National Association, as trustee.

4.3	Form of 4.500% Senior Note due 2027 (included in Exhibit 4.2).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).